TREATMENTS FOR THE ADVANCEMENT OF LIFE INVESTOR PRESENTATION Exhibit 99.1

Disclaimer The statements made in this presentation may include forward-looking statements regarding the Alzheimer’s disease and diabetes market, the future operations, opportunities or financial performance of vTv Therapeutics Inc. Although we believe that the expectations contained in this presentation are reasonable, these forward-looking statements are only estimations based upon the information available to vTv Therapeutics Inc. as of the date of this presentation. Except as required by law, we expressly disclaim any responsibility to publicly update or revise our forward-looking statements, whether as a result of new information, future events or otherwise. Thus, the forward-looking statements herein involve known and unknown risks and uncertainties and other important factors such that actual future operations, opportunities or financial performance may differ materially from these forward-looking statements. For a more detailed discussion of our risks, see the Risk Factors section in our prospectus filed with the SEC and our other filings with the SEC, including our most recent Quarterly Report on Form 10-Q.Undue reliance should not be placed on forward looking statements, which speak only as of the date hereof. All forward-looking statements contained herein are qualified in their entirety by the foregoing cautionary statements.

vTv Highlights- Addressing Huge Needs in Huge Markets Phase 2b data showed robust, long-lasting effect on cognitive and functional decline 3+ points on ADAS-Cog Potential benefits on CDR-SB, secondary endpoints (ADCS-ADL, MMSE, NPI) Two oral, small molecule candidates in Phase 2 studies First-in-class, Liver-selective GKA offers new treatment paradigm GLP-1r agonist with best-in-class potential Azeliragon Phase 3 AD trial has SPA, Fast Track status Key data readouts in 2016 for both diabetes candidates, 2017/2018 for Alzheimer’s Phase 3 study UNPRECEDENTED EFFICACY IN ALZHEIMER’S DISEASE DISRUPTIVE POTENTIAL IN DIABETES POSITIONED FOR CLINICAL SUCCESS

PROGRAM PRECLINICAL PHASE 1 PHASE 2 PHASE 3 STATUS EXPECTED TOPLINE DATA MILESTONES Alzheimer’s Disease Azeliragon (TTP488): RAGE Antagonist Phase 3 enrolling Late 2017/Early 2018 (Sub-study A) Mid 2018 (Sub-study B) Type 2 Diabetes TTP399: Glucokinase Activator Phase 2b enrolling Mid 2016 TTP273: Oral GLP-1r Agonist Initiation of Phase 2 trial expected in early 2016 Late 2016 Late-Stage Pipeline

Azeliragon: Late-Stage Alzheimer’s Disease Candidate Successful 2b study showed robust, long-acting effect on cognitive and functional decline; trumps other drugs in development Met primary endpoint: +3.1 points on ADAS-Cog in mild-to-moderate population Greater efficacy in mild patients, +4.0 points on ADAS-Cog Benefits on CDR-SB, all other secondary endpoints Significant reduction in incidence of psychiatric events (ex: anxiety) Novel MOA inhibits Receptor for Advanced Glycation Endproducts (RAGE) with multifactorial affects on AD etiology Impacts Aβ, tau phosphorylation, chronic inflammation, vascular dysfunction, metabolic dysregulation, and neurotoxicity Oral, once-daily therapy that would be used in combination with other agents STEADFAST Study in mild patients well-positioned for success with 80 sites enrolling SPA, Fast Track status; key data readout in late 2017/ early 2018

TTP399: First-in-Class Glucokinase Activator TTP399: Potential to transform oral diabetes market Novel mechanism of action: TTP399 is a liver-selective Glucokinase Activator (GKA) that offers a new paradigm for the treatment of type 2 and type 1 diabetes TTP399 demonstrated safety and efficacy clinical and preclinical studies Expected competitive edge vs. current non-insulin therapies: Higher efficacy Normalization of HbA1c even in “well controlled” subjects without hypoglycemia No contraindication for renal impairment No risk of pancreatitis Treating the underlying cause of the disease Phase 2b (AGATA) study expected readout mid 2016

TTP273: Best-in-Class Small Molecule GLP-1r Agonist Small molecule GLP-1r agonist Non-peptide, orally bioavailable TTP273 demonstrated safety and efficacy in clinical and preclinical studies Expected competitive edge vs. current GLP1 analogues : Superior tolerability Low incidence of GI AEs No antibody formation Ideal for combination with existing oral agents (including fixed-dose combinations) Convenience/Compliance Phase 2 (LOGRA) study expected readout late 2016

ALZHEIMER’S DISEASE PROGRAM AZELIRAGON Targeting RAGE (Antagonist of the Receptor for Advanced Glycation Endproducts)

RAGE Inhibition: A Multifactorial Target

- vTv owns exclusive rights to RAGE antagonists in AD until 2020
- Azeliragon IP until 2029



Select RAGE Ligands:
• Advanced Glycation Endproducts (AGEs)
• HMGB1
• Aβ
• S100 Proteins
RAGE
Azeliragon
Azeliragon inhibits RAGE
SIGNAL ON
SIGNAL OFF
• Aβ Production (β, γ secretase)
• Aβ Transport
• Amyloid Deposition
• Vascular Dysfunction
• Metabolic Dysregulation
• Tau Phosphorylation and Aggregation
• Cytokine Release and Chronic Inflammation
Neurotoxicity and Synaptic Loss
Alzheimer's Disease and Degenerative Brain Disease

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Strong Clinical and Preclinical Rationale for RAGE in AD

Evidence in Human Studies

- RAGE protein is increased in autopsied AD brains compared to non-demented controls.[1]
- Increases in RAGE protein and percentage of RAGE-expressing microglia parallel disease severity. [1]
- RAGE expression localizes particularly to the hippocampus.[2]
- Patients with AD and diabetes show increased hippocampal immuno-staining for RAGE protein.[3]

(1) Lue L-F. Curr.Drug Targets CNS Neurol.Disord. 2005 Jun;4 (3):249-66 • (2) Jeynes B. Curr. Alzheimer Res.2008 Oct;5(5):432-7• (3) Valente T. Neurobiology of Disease 37 (2010) 67–76

Evidence in Animal Studies

- RAGE knockout mice[4][5]:
  - Resist plaque formation
  - Are viable and display normal reproductive fitness without any striking phenotype
- Over-expressing RAGE transgenic mice[6]:
  - Show increased plaque formation
  - Display abnormalities in spatial learning/memory accompanied by altered activation of markers of synaptic plasticity and exaggerated neuropathologic findings
- Dominant negative RAGE transgenic mice[6]:
  - Resist plaque formation
  - Display preservation of spatial learning/memory and diminished neuropathologic changes

(4) Deane R et al. Nature Medicine 2003 Jul;9(7):907-13 • (5) J Clin Invest. 2003 Apr;111(7):959-72. • (6) Arancio O et al. EMBO Journal (2004) 23, 4096-4105

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Preclinical Evidence for Azeliragon MOA Azeliragon Vehicle Reduction in Amyloid Load Increase in Glucose Uptake Hippocampus Frontal Cortex % FDG Vs Wildtype Reduce Inflammation Blocking of RAGE by Azeliragon in Mouse Models of Alzheimer’s Disease Prevention of the Deterioration of Cognitive Function

Azeliragon Phase 2b Study Results Key Outcomes: 5mg/day dose met primary endpoint (ADAS-Cog11) at 18 months in mild-to-moderate disease (+3.1 pts.) Greater effect on mild disease (+4.0 pts.) Significant reduction in psychiatric events Favorable trends in all other secondary endpoints 5mg/day safe and well-tolerated compared to placebo; most frequent AE GI-related Design: Randomized, double blind, placebo-controlled, 18-month trial in 399 patients with mild-to-moderate AD (MMSE 14-26) All patients remained on standard of care (SOC): AChEI ± memantine

Azeliragon Phase 2b Met Pre-Specified Primary Endpoint ADAS-Cog

Azeliragon Phase 2b: Secondary Efficacy Endpoints at Month 18 FAVORABLE TRENDS IN SECONDARY ENDPOINTS EVEN THOUGH THE STUDY WAS NOT POWERED TO SHOW SECONDARY EFFICACY

Azeliragon: Significant Reduction of Psychiatric Events SAFE AND WELL-TOLERATED WITH A STATISTICALLY SIGNIFICANT REDUCTION OF PSYCHIATRIC ADVERSE EVENTS (AEs) Overall Incidence Psychiatric AEs Incidence Of Specific Psychiatric AEs p=0.037 p=0.017

Azeliragon: Unprecedented Efficacy in Alzheimer’s Disease Drug Candidate Azeliragon Phase 2b TTP488-203 (n=202) Mild Azeliragon Phase 2b TTP488-203 (n=399) Mild-Mod RVT-101 Phase 2b 0866Study1 (n= 684) Solanezumab Phase 3 EXPEDITION 12 (n= 1,012) Solanezumab Phase3 EXPEDITION 22 (n = 1,040) ADAS-Cog Benefit vs. placebo 4.0 points Week 78 3.1 points Week 78 1.65 points Week 48 0.8points Week 80 1.3 points Week 80 ADCS-ADL Benefit vs. placebo 3.2 points Week 78 1.4 points Week 78 1.9 points Week 48 -0.4 points Week 80 1.6 points Week 80 CDR-SB Benefit vs. placebo 1.0 points Week 78 0.7 points Week 78 -0.06 points Week 48 0.1 points Week 80 -0.3 points Week 80 Change in slope Yes Yes Maybe Yes Maybe Patient Population Mild AD Patients Mild-Moderate AD Patients Mild-Moderate AD Patients Mild-Moderate AD Patients Mild-Moderate AD Patients Dose 5 mg oral 5 mg oral 35 mg oral 400 mg IV 400 mg IV 1 Axovant Investor Briefing & Webcast, July 22 2015 2 Doody et al., The New England Journal of Medicine 2014, Vol. 370:4.

STEADFAST STUDY Ongoing Phase 3 Clinical Trial Under SPA Randomized, double-blind, parallel group, 18-month trial in 800 patients with mild AD 80 sites initiated and enrolling; targeting approximately 100 sites in U.S. and Canada Two independently powered sub-studies (sub-study A and sub-study B) under a single protocol: Each sub-study (n=400) has 2 arms: azeliragon 5 mg/day of azeliragon and placebo All patients will remain on standard of care (SOC): AChEI ± memantine Topline results expected in late 2017 / early 2018 for sub-study A, mid 2018 for sub-study B Co-Primary Endpoints: ADAS-COG11 and CDR-SB Secondary Endpoints: Imaging: MRI volumetric measures, FDG-PET ADCS-ADL, NPI, MMSE, COWAT, CFT, RUD, DEMQOL Biomarkers: Plasma Aβ

TYPE 2 DIABETES PROGRAMS GLUCOKINASE ACTIVATOR (TTP399) GLP-1r AGONIST (TTP273)

TTP399: First-in-Class Glucokinase Activator (GKA) Does not activate GK in the pancreas Does not interrupt the interaction of GK with the GK Regulatory Protein (GKRP) GK human mutations are a genetic validation of GK as a target for the treatment of diabetes TTP399 Is A Novel Liver Selective GKA That Targets An Underlying Cause Of The Disease Normalized Hba1c Without Causing Hypoglycemia Or Safety Concerns Has been demonstrated in clinical and preclinical studies Phase 2 (AGATA) Study Ongoing Data readout expected mid 2016

TTP399 Mechanism of Action Imbalance between glucose production (↑) and glucose utilization (↓) is a hallmark of diabetes Glucose production Glucose utilization HYPERGLYCEMIA Balance GK activation in the liver restores the balance between glucose production and glucose utilization NORMOGLYCEMIA Glucose production Glucose utilization GKA (TTP399)

TTP399: Significantly Improved HbA1c After Only 6 Weeks “Well Controlled” Subjects Mean A1C at baseline ≤ 7.5% All Subjects Mean A1C at Baseline 8.2% No hypoglycemia or increase in lipids were observed during the study Even subjects “well controlled” on Metformin (HbA1c<7.5% at day1) reached target A1c<7% TTP399, at the highest dose, normalized patients HBA1c<6.5% Pre-diabetes (normal) ADA Target A1C Non-Controlled Diabetes Diabetes Progression

TTP399 vs. Oral Diabetic Treatments

	Effects Observed in Patients	TTP 399	DPPIV	SLGT2
Efficacy	Lowers blood glucose	✓	✓	✓
	Lowers HbA_{1c} >1%	✓	X	X
	Normalizes HbA1c (<6.5%)	✓	X	X
	Weight loss	?	X	✓
	Effective at all stages of Type 2 Diabetes	✓	X	✓
Safety	No risk of ketoacidosis	✓	✓	X
	No risk of genitourinary infections	✓	✓	X
	No hypoglycemia	✓	✓	✓
*2014 Sales ($M)		NA	8,800	370



Low Side Effects
High Side Effects
TTP399
DPPIV
GLP-1r
SGLT2
Insulin
Low Efficacy
High Efficacy

*Decision Resources, Type 2 Diabetes, September 2014.

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Currently Enrolling Phase 2b Study Topline Results Expected Mid 2016 A 6 month, randomized, double-blind, placebo- and active-controlled, parallel group trial in 180 type 2 diabetics on stable doses of metformin 21 sites in the United States; Principal Investigator Dr. Adrian Vella (Mayo Clinic) 7.5-9.5% baseline HbA1c Arms: Placebo TTP399 400mg once daily TTP399 800mg once daily Active comparator (sitagliptin / DPP-4 inhibitor) Primary endpoint: Change from baseline in HbA1c at 6 months Secondary endpoints: Subject achievement of HbA1c <7% at 6 months Subject achievement of HbA1c <6.5% at 6 months (normalizing HBA1c) Body weight Plasma glucose, lipids insulin, lactate, C-peptide, glucagon, GLP

TTP273: Designed to Supplant Blockbuster GLP-1 Analogues Best-in-class, Oral, Small Molecule Glp-1r Agonist Demonstrated Efficacy With Superior Tolerability Than The Peptide GLP-1 Analogues No GI side effects Phase 2 (LOGRA) Study Scheduled To Start 1Q 2016 Data readout expected late 2016 Non-peptide, orally bioavailable Ideal for combination with existing oral agents (including fixed-dose combinations)

TTP273 Clinical Results Completed 112 patient Phase 1b trial in type 2 diabetes All doses were safe and well tolerated with no serious AEs No evidence of GI side effects TTP273 demonstrated robust effects on postprandial & fasting glucose Groups defined by daily dose: PBO, Low dose (<150mg) or High dose (≥150mg)

TTP273 vs. Best Seller GLP-1 Analogues Effects Observed in Patients TTP273 GLP-1r Agonist Victoza®* Safety No significant gastrointestinal side effects X Convenience Oral X Ideal for co-formulation with existing OADs X No need for medical device X Efficacy Lowers blood glucose Decreases HbA1c levels Weight loss **2014 sales ($M) NA 1,920 Victoza® was the biggest selling GLP-1 Analogue in 2014 **Decision Resources, Type 2 Diabetes, September 2014

TTP273: LOGRA Phase 2 Study Topline Results Expected Late 2016 Randomized, double-blind, placebo-controlled, parallel group trial in 156 type 2 diabetics on stable doses of metformin Targeting 26 sites in the United States 7.5-10 % baseline HbA1c Arms: Placebo TTP273 150mg once daily TTP273 150mg twice daily Primary endpoint: Change from baseline in HbA1c at 3 months Secondary endpoints: Body weight Plasma glucose, lipids insulin, lactate, C-peptide, glucagon, GLP Subject achievement of HbA1c <7% at 3 months Scheduled to start 1Q 2016

TREATMENTS FOR THE ADVANCEMENT OF LIFE

vTv Highlights- Addressing Huge Needs in Huge Markets Phase 2b data showed robust, long-lasting effect on cognitive and functional decline 3+ points on ADAS-Cog Potential benefits on CDR-SB, secondary endpoints (ADCS-ADL, MMSE, NPI) Two oral, small molecule candidates in Phase 2 studies First-in-class, Liver-selective GKA offers new treatment paradigm GLP-1r agonist with best-in-class potential Azeliragon Phase 3 AD trial has SPA, Fast Track status Key data readouts in 2016 for both diabetes candidates, 2017/2018 for Alzheimer’s Phase 3 study UNPRECEDENTED EFFICACY IN ALZHEIMER’S DISEASE DISRUPTIVE POTENTIAL IN DIABETES POSITIONED FOR CLINICAL SUCCESS